This instrument was drafted by: Douglas P Ragaller Address: 400 CITY CENTER, OSHKOSH, WI 54901 Phone Number: 1-877-320-8301

After recording return to: U.S. BANK N.A., COLLATERAL DEPARTMENT, P.O. BOX 3487, OSHKOSH, WI 54903-3487

AMENDMENT TO MORTGAGE
(Iowa)

7431732097

Grantor(s): Art's-Way Manufacturing Co., Inc.

Grantees: U.S. BANK N.A.

Legal Description: See Below

Parcel Identification Number:

This Amendment to Mortgage (the "**Amendment**"), is made and entered into by the undersigned borrower, guarantor and/or other obligor (the "**Mortgagor**") and U.S. BANK N.A. (the "**Bank**") as of the date set forth below.

RECITALS

A. The Mortgagor (or the Mortgagor's predecessor in interest, if different from the undersigned Mortgagor) executed a mortgage (the "**Mortgage**"), dated MAY 10, 2012. The Land (defined in the Mortgage) subject to the Mortgage is described as follows (or in **Exhibit A** hereto if the description does not appear below):

LOT FIVE (5) BLOCK THREE (3) LANDFILL ADDITION TO AMES, STORY COUNTY, IOWA

.

Property located at: 101 Dayton Ave, Ames, IA 50010

B. The Mortgage was recorded in the office of the Recorder Story County, Iowa, on MAY 11, 2012 in Book , on Page as Document No. 201200004986 .

C. The Mortgagor has requested that the Bank permit certain modifications to the Mortgage as described below.

D. The Bank has agreed to such modifications, but only upon the terms and conditions outlined in this Amendment.

TERMS OF AGREEMENT

In consideration of the recitals and mutual covenants contained herein, and for other good and valuable consideration, the Mortgagor and the Bank agree as follows:

1. [X] **Secured Amount.** If checked here, the following language shall be added to the Mortgage, or amended, as applicable: **"NOTICE: THIS MORTGAGE SECURES CREDIT IN THE AMOUNT OF $ 2,500,000.00 . LOANS AND ADVANCES UP TO THIS AMOUNT, TOGETHER WITH INTEREST, ARE SENIOR TO INDEBTEDNESS TO OTHER CREDITORS UNDER SUBSEQUENTLY RECORDED OR FILED MORTGAGES AND LIENS".**

2. [ ] **Change in Note/Mortgage Amount.** If checked here, the phrase in the Mortgage "a note or notes dated N/A in the initial principal amount(s) of $ N/A " is hereby amended and replaced with the phrase "note(s) dated or amended as of N/A in the principal amount(s) of $ N/A ".

3. **Maturity of Mortgage.** Any reference in the Mortgage to a maturity date of the Mortgage is hereby deleted, it being the intent of the parties hereto that the Mortgage have no stated maturity date. This does not affect maturity of the Obligations under the Loan Documents.

4. **Additional Terms.**

5. **Fees and Expenses.** Mortgagor shall pay any fees or expenses in connection with the preparation, execution and recording of this Amendment.

6. **Effectiveness of Prior Document.** Except as herein provided, all other terms and conditions contained in the Mortgage in full force and effect in accordance with their terms, including any reference in the Mortgage to future credit secured by the Mortgage, and nothing herein will affect the priority of the Mortgage. All warranties and representations contained in the Mortgage are hereby reconfirmed as of the date hereof. All collateral previously provided to secure the Note continues as security, and all guaranties guaranteeing obligations under the Note remain in full force and effect. This is an amendment, not a novation.

7. **No Waiver of Defaults; Warranties.** This Amendment shall not be construed as or be deemed to be a waiver by the Bank of existing defaults by the Mortgagor whether known or undiscovered. All agreements, representations and warranties made herein shall survive the execution of this Amendment.

8. **Counterparts.** This Amendment may be signed in any number of counterparts, each of which will be considered an original, but when taken together will constitute one document.

9. **Authorization.** The Mortgagor represents and warrants that the execution, delivery and performance of this Amendment and the documents referenced to herein are within the organizational powers (as applicable) of the Mortgagor and have been duly authorized by all necessary organizational action.

10. **Receipt of Copy.** Mortgagor hereby acknowledges the receipt of a copy of this Amendment to Mortgage together with a copy of each promissory note secured hereby.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING, EXPRESSING CONSIDERATION AND SIGNED BY THE PARTIES ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

IN WITNESS WHEREOF, the undersigned has/have executed this AMENDMENT as of MAY 1, 2013

Art's-Way Manufacturing Co., Inc.
Mortgagor Name (Organization)

a Delaware Corporation

By [signature]

Name and Title Carrie L Majeski, President

By

Name and Title

(Individual Mortgagor)

Mortgagor Name N/A

(Individual Mortgagor)

Mortgagor Name N/A

NOTE: If individuals are married, both spouses must sign.

U.S. BANK N.A.
Mortgagee (Bank)

By [signature]

Name and Title Douglas P Ragaller, Market President

By

Name and Title

I (WE) UNDERSTAND THAT HOMESTEAD PROPERTY IS IN MANY CASES PROTECTED FROM THE CLAIMS OF CREDITORS AND EXEMPT FROM JUDICIAL SALE; AND THAT BY SIGNING THIS AMENDMENT TO MORTGAGE, I (WE) VOLUNTARILY GIVE UP MY (OUR) RIGHT TO THIS PROTECTION FOR THIS MORTGAGED PROPERTY WITH RESPECT TO CLAIMS BASED UPON THE MORTGAGE OR AMENDMENT TO MORTGAGE.

Dated:

N/A , Mortgagor
(Type or Print Name)

Dated:

N/A , Mortgagor
(Type or Print Name)

[NOTARIZATION ON NEXT PAGE]

MORTGAGOR NOTARIZATION

STATE OF Iowa }
COUNTY OF Story } ss.

This instrument was acknowledged before me on 5/1/13 (Date) Carrie L Majeski [Name(s) of Person(s)]

as President (Type of authority, if any, e.g., officer, trustee; if an individual, state "a married individual" or "a single individual")

of Art's-Way Manufacturing Co., Inc. (Name of entity on whose behalf the document was executed; use N/A if individual).

(Notarial Seal)

DOUGLAS RAGALLER
Commission Number 717603
My Commission Expires
7/25/14

Printed Name: Douglas Ragaller
Notary Public, State of: Iowa
My commission expires: 7/25/14

MORTGAGEE (BANK) NOTARIZATION

STATE OF Iowa }
COUNTY OF Story } ss.

This instrument was acknowledged before me on 5.1.13 (Date) Douglas P Ragaller [Name(s) of Person(s)]

as Market President (Type of authority, if any, e.g., officer, trustee; if an individual, state "a married individual" or "a single individual")

of U.S. BANK N.A. (Name of entity on whose behalf the document was executed; use N/A if individual).

(Notarial Seal)

BROOKE J BREWINGTON
Notarial Seal - Iowa
Commission # 727667
My Commission Expires 3.29.16

Printed Name: Brooke J. Brewington
Notary Public, State of: Iowa
My commission expires: 3.29.16